Supplement, Dated April 24, 2000, to the Quantitative Group of Funds Prospectus dated August 1, 1999
The following information is added after the section entitled "Investments by Check" section on page 13.


INTERNET TRANSACTIONS. Investors may open new accounts through the Quant Funds' Web site. To utilize this service, you will need a web browser (presently Netscape version 1.2 or higher, or Internet Explorer version 2.0 or higher) and the ability to utilize the Quant Funds' Web site. Quant Funds will accept Internet purchase instructions only if the purchase price is paid to Quant Funds through debiting your bank account. Quant Funds imposes a limit of $10,000 on Internet purchase transactions and shareholders may only redeem shares purchased via the Quant Funds Web site in writing or by calling the Quant Funds shareholder service line at 1-800-331-1244. Regardless of the method of redemption, for the first 90 days after the purchase of shares is made over the Internet, such shares will be paid only via ACH to the same bank account from which the payment to Quant Funds originated. If the bank account number changes during such 90 days, the shareholder must provide the Quant Funds with a signature guarantee letter of instruction from a bank or a qualified broker/dealer changing the bank account number prior to such redemption. You may also download an application to open an account from the Web site, complete it by hand, and mail it to Quant Funds, along with a check. Purchases made by check must wait 15 days prior to being liquidated, however, such shares are not subject to the other restrictions noted above.

Quant Funds employs reasonable procedures to confirm that transactions entered into over the Internet are genuine. These procedures include the use of alphanumeric passwords, secure socket layering, encryption and other precautions reasonably designed to protect the integrity, confidentiality and security of shareholder information. In order to enter into a transaction on the Quant Funds' Web site, you will need your Social Security Number and an alphanumeric password. If Quant Funds follows these procedures, neither Quant Funds, its affiliates nor any Fund will be liable for any loss, liability, cost or expense for following instructions communicated via the Internet that are reasonably believed to be genuine or that follow Quant Funds' security procedures. By entering into the user's agreement with Quant Funds to open an account through our Web site, you lose certain rights if someone gives fraudulent or unauthorized instructions to Quant Funds that result in a loss to you.